UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2017

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if chnged since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2017, NIC Inc. (the “Company”) issued a press release announcing its 2017 second quarter financial results. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

ITEM 5.05     AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

(a)  On July 31, 2017, the Board of Directors of the Company adopted amendments to the Company’s Code of Business Conduct and Ethics (“Code of Conduct”).  The Company’s amended Code of Conduct is available on the Company’s website at www.egov.com under the Investor Relations tab and Corporate Governance caption, and can be accessed directly at http://www.egov.com/investor-relations/code-of-business-conduct-and-ethics.

A number of the amendments to the Code of Conduct involve changes in language, appearance and style, including the use of defined terms, all of which are designed to enhance readers’ understanding of its provisions.  The Code of Conduct was also amended to add an anti-money laundering provision and to remove language that the Company considered to be dated or duplicative and unnecessary.

The amendments took effect immediately upon adoption by the Board of Directors and did not result in any waiver, explicit or implicit, of any provision of the Company’s previous Code of Conduct.

The foregoing description does not purport to be a complete description of the amendments to the Code of Conduct and the above description is qualified in its entirety by reference to the complete Code of Conduct, as amended.

ITEM 7.01     REGULATION FD DISCLOSURE

The Company will host a conference call, which will also be available by webcast, to discuss its second quarter financial results at 4:30 p.m. EDT on August 2, 2017.  The call may also include discussion of company developments, and forward-looking and other material information about business and financial matters.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 - Press release issued by NIC Inc. dated August 2, 2017, announcing its second quarter financial results is being furnished as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date:	August 2, 2017	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer